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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K

    Current Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange
                                  Act Of 1934


                Date of Report (Date of earliest event reported):
                                 January 4, 2000





                              GATEFIELD CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                            (State of incorporation)



Commission file number  0-13244                       41-1404495
                                        (I.R.S. Employer Identification No.)


                             47436 FREMONT BOULEVARD
                            FREMONT, CALIFORNIA 94538
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (510) 623-4400


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Item 6.  Resignation of Registrant's Directors.

RESIGNATION OF MICHAEL J. KUCHA

Mr. Kucha, a senior associate with one of GateField's investors, Idanta Partners, Ltd., and a Board member of GateField, has left Idanta to form a new venture capital investment company and resigned as a Director of GateField. Mr. Huberman, a partner at Idanta and a former director of GateField, has been appointed to GateField's Board of Directors.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Financial Statements of Business Acquired:

                           Not applicable.

            (b)   Pro Forma Financial Information:

                           Not applicable.


            (c)   Exhibits

                  Exhibit 99.1 GateField Corporation's press release dated January 4, 2000, regarding the resignation of Michael J Kucha.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             GATEFIELD CORPORATION




                                      /s/ Timothy Saxe
                                      -------------------------
                                      Timothy Saxe
                                      President and Chief Executive Officer


                                      /s/ James Boyd
                                      -------------------------
                                      James Boyd
                                      Chief Accounting Officer and Corporate
                                      Controller


Dated:  January 4, 2000